As filed with the Securities and Exchange Commission on April 26, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2004 (April 26, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

MEDAREX, INC.

TABLE OF CONTENTS
FOR
CURRENT REPORT ON FORM 8-K

Item 5	Other Events

Item 7.	Financial Statements and Exhibits.

Signature

Item 5.                                   Other Events

On April 26, 2004, Medarex, Inc. (the “Company”) announced that it intends to offer $125,000,000 of Convertible Senior Notes due 2011 for sale in a private placement. A copy of the Company’s press release dated April 26, 2004 relating to the proposed offering is attached hereto as Exhibit 99.1.

Item 7.                                   Financial Statements and Exhibits.

(c)                                  Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

99.1	Press Release issued April 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: April 26, 2004	By:	/s/ W. Bradford Middlekauff
W. Bradford Middlekauff
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued April 26, 2004